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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2001
                                                          --------------




                                 PAWNMART, INC.
             (Exact name of Registrant as specified in its charter)





        DELAWARE                     333-70635                 75-2520896
(State of incorporation)      (Commission file number)      (I.R.S. employer
                                                          identification number)



    6300 RIDGLEA PLACE, SUITE 724
          FORT WORTH, TEXAS                                      76116
(Address of principal executive offices)                       (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 569-9305





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ITEM 5.  OTHER EVENTS.

         On March 13, 2001, PawnMart, Inc. (the "Company") announced in a press release (the "Press Release") that the Company had finalized the terms of its operational and financial restructuring plan, which includes suspension of interest payments on the Company's 12% Subordinated Notes Due 2004, a proposed exchange offers with the holders of the Company's 12% Subordinated Debt Due 2004, the closing or sale of 15 stores, suspension of dividends on the Company's 8% Convertible Preferred Stock, and an exchange offer with the holder of the 8% Convertible Preferred Stock.

         Also on March 13, 2001, the Company announced in a second press release (the "Second Press Release") that its common stock will be delisted from NASDAQ, beginning March 14, 2001.


         The foregoing is qualified by reference to the Press Release and the Second Press Release, both of which are filed as an exhibit to this Report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         See Exhibit Index.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PAWNMART, INC.



Dated: March 13, 2001                   By: /s/ Carson Thompson
                                            ------------------------------------
                                            Name:  Carson Thompson
                                            Title: Chief Executive Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
99.1             Press Release dated March 13, 2001.

99.2             Second Press Release dated March 13, 2001.


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